                                                                    EXHIBIT 99.2

                              ABS New Transaction

                                    REVISED

                            Computational Materials
                            -----------------------

                                $1,200,000,000
                     Conseco Finance Securitizations Corp.
               Certificates for Manufactured Housing Contracts,
                                 Series 2000-4




                     Conseco Finance Securitizations Corp.
                                    Seller


                             Conseco Finance Corp.
                  (formerly Green Tree Financial Corporation)
                                   Servicer


August 1, 2000
[LOGO OF MERRILL LYNCH]
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                        TERM SHEET DATED August 1, 2000

                     Conseco Finance Securitizations Corp.
        Certificates for Manufactured Housing Contracts, Series 2000-4
                         $ 1,200,000,000(Approximate)

                              Subject to Revision

Seller                  Conseco Finance Securitizations Corp.

Servicer                Conseco Finance Corp., formerly Green Tree Financial
                        Corporation

Trustee                 U.S. Bank National Association, St. Paul, MN

Underwriters            Merrill Lynch & Co.(Lead),
                        Banc of America Securities LLC (co)
                        Credit Suisse First Boston (co),
                        Lehman Brothers Inc. (co)

OFFERED CERTIFICATES:

   ------------------------------------------------------------------------------------------------
                                                  Ratings (S&P/         WAL at           Exp. Final
                             Amount               Moody's/Fitch)        175% MHP          Maturity
   ------------------------------------------------------------------------------------------------
   To Call
       A-1              $   225,000,000             AAA/Aaa/AAA            0.90            07/2002
       A-2              $    90,000,000             AAA/Aaa/AAA            2.21            03/2003
       A-3              $   125,000,000             AAA/Aaa/AAA            3.13            05/2004
       A-4              $   190,000,000             AAA/Aaa/AAA            4.99            03/2007
       A-5              $   110,000,000             AAA/Aaa/AAA            7.61            06/2009
       A-6              $   310,000,000             AAA/Aaa/AAA           11.71            04/2013
       M-1              $    62,500,000              AA/Aa2/AA             9.14            04/2013
       M-2              $    50,000,000                A/A2/A              9.14            04/2013
       B-1              $    37,500,000             BBB/Baa2/BBB           5.58            01/2008


   To Maturity
       A-6              $   310,000,000             AAA/Aaa/AAA           13.62            06/2021
       M-1              $    62,500,000              AA/Aa2/AA             9.79            03/2019
       M-2              $    50,000,000                A/A2/A              9.79            03/2019

   ------------------------------------------------------------------------------------------------
   Total Balance        $ 1,200,000,000
   ------------------------------------------------------------------------------------------------


   FOR INFORMATION CONCERNING CERTAIN RISK FACTORS THAT SHOULD BE CONSIDERED BY PROSPECTIVE INVESTORS, SEE "RISK FACTORS" IN THE PROSPECTUS SUPPLEMENT. CAPITALIZED TERMS USED HEREIN AND NOT OTHERWISE DEFINED HAVE THE MEANINGS SET FORTH IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT.

CUT-OFF DATE:            June 30, 2000 for the Initial Contracts and July 31,
                         2000 for the Additional Contracts, in each case for contracts other than Subsequent Contracts. For each Subsequent Contract, the trust will be entitled to receive all payments due after the last day of the calendar month in which the subsequent closing occurs.

EXP. PRICING:            Week of July 31, 2000

EXP. SETTLEMENT/
CLOSING DATE:            August 15, 2000

LEGAL FINAL:             May 1, 2032

REMITTANCE DATE:         The 1/st/ day of each month (or if such 1st day is not
                         a business day, the next succeeding business day), commencing in September 2000.

OTHER CERTIFICATES:      In addition to the Offered Certificates, the Class B-2,
                         Class B-3I and Class C Certificates will also be issued. The Class B-3I Certificates are interest-only
                         Certificates and the Class C Certificates (Class C
                         Master and Class C Subsidiary Certificates) are residual Certificates. The Class B-2, Class B-3I and
                         Class C Certificates will be retained by an affiliate of Conseco Finance Corp. and will be fully subordinated to the Offered Certificates.

ERISA: Subject to the conditions set forth in the Prospectus Supplement, the Class A Certificates are ERISA eligible. No transfer of a Class M or a Class B Certificate will be permitted to be made to any benefit plan unless such plan delivers an opinion of counsel to the Trustee.

SMMEA: The Class A and the Class M-1 Certificates will not constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") until such time as the amount in the Pre-Funding Account is reduced to zero. At such time, the Class A and Class M-1 Certificates will be "legal investments" for certain types of institutional investors to the extent provided in SMMEA. The Class M-2, Class B-1 and Class B-2 Certificates are not SMMEA eligible.

TAX STATUS:              Two separate REMIC Elections will be made with respect
                         to the Trust for federal income tax purposes.

OPTIONAL PURCHASE/
AUCTION: 20% cleanup call or auction sale subject to certain requirements if call is not exercised.

THE CONTRACT POOL:       On the Closing Date, the Trust expects to purchase (i)
                         manufactured housing contracts having an aggregate principal balance of approximately $883,060,222.30 as of the Cut-off Date (the "Initial Contracts") and (ii) additional manufactured housing contracts (the
                         "Additional Contracts").

PRE-FUNDING ACCOUNT:     On the Closing Date, a portion of the proceeds from the
                         sale of the Certificates (the "Pre-Funded Amount") will be deposited with the Trustee in a segregated account
                         (the "Pre-Funding Account") and used by the Trust to purchase additional contracts (the "Subsequent
                         Contracts") during a period (not longer than 90 days) following the Closing Date (the "Pre-Funding Period") for inclusion in the Contract Pool. The Subsequent
                         Contracts will not exceed 25% of the total Contract
                         Pool. The Pre-Funded Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Pre-
                         Funding

                         Account following the Pre-Funding Period will be paid to the Class A Certificateholders, as further specified in the Prospectus, on the next Remittance Date.

CREDIT ENHANCEMENT:      Class A       17.50% subordination (Class M-1, Class M-
                                       2, Class B-1, Class B-2 and
                                       overcollateralization) and Excess Spread

                         Class M-1     12.50% subordination (Class M-2, Class B-
                                       1, Class B-2 and overcollateralization)
                                       and Excess Spread

                         Class M-2     8.50% subordination (Class B-1, Class B-2
                                       and overcollateralization) and Excess
                                       Spread

                         Class B-1     5.50% subordination (Class B-2 and
                                       overcollateralization) and Excess Spread

                         There will be initial overcollateralization of approximately 0.5% building to 2.0% (as described in the next succeeding paragraph) of the sum of (i) aggregate Cut-Off Date principal balance of the manufactured housing contracts included in the Trust as of the Closing Date and (ii) the amount on deposit in the Pre-Funding Account on the Closing Date.

                         The Certificateholders will be entitled to receive additional distributions in respect of principal on each Remittance Date to the extent there is any Amount Available remaining after payment of all interest and principal on the Certificates and the Monthly Servicing Fee to the Servicer for such Remittance Date, until the overcollateralization amount equals 2.0% of (i) the aggregate Cut-Off Date principal balance of manufactured housing contracts included in the Trust as of the Closing Date and (ii) the amount on deposit in the Pre-Funding Account on the Closing Date. Such additional distributions in respect of principal will be paid in accordance with the distribution priorities described herein and in the Prospectus and Prospectus Supplement.

DISTRIBUTIONS:           Certificateholders will be entitled to receive on each
                         Remittance Date commencing in September 2000, to the extent that the Amount Available in the Certificate
                         Account, is sufficient therefore, distributions allocable to interest and principal, as described in the Prospectus Supplement. The Amount Available on each
                         Remittance Date generally includes the sum of (i) payments on the Contracts due and received during the related Due Period, (ii) prepayments and other unscheduled collections received during the related Due
                         Period, and (iii) all collections of principal on the Contracts received during the Due Period in which such Remittance Date occurs up to and including the third business day prior to such Remittance Date (but in no event later than the 25/th/ day of the month prior to such Remittance Date), minus (iv) with respect to all Remittance Dates other than the Remittance Date in September 2000, all collections in respect of principal on the Contracts received during the related Due Period up to and including the third business day prior to the preceding Remittance Date (but in no event later than the 25th day of the prior month).

                         The Amount Available in the Certificate Account with respect to any Remittance Date will be applied first to the distribution of interest on the Class A, Class M-1, Class M-2 and Class B-1 Certificates, and then to the distribution of principal on the Class A, Class M-1, Class M-2 and Class B-1 Certificates, in the manner and order of priority described below, and then to the distribution of interest and principal on the Class B-2 Certificates.

                              The "Due Period" with respect to all Remittance Dates other than the Remittance Date in September 2000, is the period from and including the 16/th/ day of the second month preceding such Remittance Date, to and including the 15/th/ day of the month immediately preceding such Remittance Date.

                              With respect to the Remittance Date in September 2000, the Due Period is the period from and including July 1, 2000 to and including August 15, 2000.

INTEREST ON THE
CLASS A, CLASS M-1,
CLASS M-2 AND CLASS B-1
CERTIFICATES:                 Interest will be distributed first to each of the
                              Class A-1, Class A-2, Class A-3, Class A-4, Class
                              A-5 and Class A-6 Certificates, then to the Class
                              M-1 Certificates, then to the Class M-2
                              Certificates and then to the Class B-1
                              Certificates. Interest on the outstanding Class A
                              Principal Balance, Class M-1 Adjusted Principal
                              Balance, Class M-2 Adjusted Principal Balance, and
                              Class B-1 Adjusted Principal Balance, as applicable, will accrue from the Closing Date or from the most recent Remittance Date on which interest has been paid, to but excluding the following Remittance Date.

                              Each Class of Certificates will bear interest at a fixed Pass-Through Rate calculated on a 30/360 basis.

                              The "Class M-1 Adjusted Principal Balance" as of any Remittance Date is the Class M-1 Principal Balance less any Class M-1 Liquidation Loss Amount. The Class M-1 Principal Balance is the Original Class M-1 Principal Balance less all amounts previously distributed on account of principal of the Class M-1 Certificates.

                              The "Class M-2 Adjusted Principal Balance" as of any Remittance Date is the Class M-2 Principal Balance less any Class M-2 Liquidation Loss Amount. The Class M-2 Principal Balance is the Original Class M-2 Principal Balance less all amounts previously distributed on account of principal of the Class M-2 Certificates.

                              The "Class B-1 Adjusted Principal Balance" as of any Remittance Date is the Class B-1 Principal Balance less any Class B-1 Liquidation Loss Amount. The Class B-1 Principal Balance is the Original Class B-1 Principal Balance less all amounts previously distributed on account of principal of the Class B-1 Certificates.

                              In the event that, on a particular Remittance Date, the Amount Available in the Certificate Account, after payment of interest on each Class of Certificates that is senior to such Class of Certificates, is not sufficient to make a full distribution of interest to the holders of such Class of Certificates, the amount of interest to be distributed in respect of such Class will be allocated among the outstanding Certificates of such Class pro rata in accordance with their respective entitlements to interest, and the amount of the shortfall will be carried forward and added to the amount such holders will be entitled to receive on the next Remittance Date. Any such amount so carried forward will bear interest at the applicable Remittance Rate, to the extent legally permissible.

PRINCIPAL ON THE
CLASS A, CLASS M-1,
CLASS M-2 AND CLASS B-1
CERTIFICATES:                 After the payment of all interest distributable to
                              the Class A, Class M-1, Class M-2, and Class B-1
                              Certificateholders, principal will be
                              distributable in the following manner:

                         On each Remittance Date, the Class A Percentage of the Formula Principal Distribution Amount (as defined in the Prospectus Supplement) will be distributed sequentially to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificateholders.

                         The Class A Percentage for any Remittance Date will equal a fraction, expressed as a percentage, the numerator of which is the Class A Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, (ii) if the Class M-1 Distribution Test is satisfied on such Remittance Date, the Class M-1 Principal Balance, otherwise zero, (iii) if the Class M-2 Distribution Test is satisfied on such Remittance Date, the Class M-2 Principal Balance, otherwise zero, and (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the sum of the Class B Principal Balance and the Overcollateralization Amount, otherwise zero, all as of such Remittance Date.

                         The Class M-1 Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class A Principal Balance has been reduced to zero or (ii) the Class M-1 Distribution Test is satisfied.

                         The Class M-1 Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance has not yet been reduced to zero and the Class M-1 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-1 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the
                         Class M-1 Principal Balance, (iii) if the Class M-2 Distribution Test is satisfied on such Remittance Date, the Class M-2 Principal Balance, otherwise zero and
                         (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the sum of the Class B Principal Balance and the Overcollateralization Amount, otherwise zero, all as of such Remittance Date.

                         The Class M-1 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after September 2004; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Pooling and Servicing Agreement (the "Agreement")) as of such Remittance Date must not exceed 5.00%; (iii) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.75%; and (v) the sum of the Class M-1 Principal Balance, the Class M-2 Principal Balance, the Class B Principal Balance, and the Overcollateralization Amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 26.25%.

                         The Class M-2 Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class A Principal Balance and Class M-1 Principal Balance have been reduced to zero or (ii) the Class M-2 Distribution Test is satisfied.

                         The Class M-2 Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance and Class M-1 Principal Balance have not yet been reduced to zero and the Class M-2 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-2 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A

                         Principal Balance, if any, (ii) the Class M-1 Principal Balance, if any, (iii) the Class M-2 Principal Balance, and (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the sum of the Class B Principal Balance and the Overcollateralization Amount, otherwise zero, all as of such Remittance Date.

                         The Class M-2 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after September 2004; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 5.00%; (iii) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.75%; and (v) the sum of the Class M-2 Principal Balance, the Class B Principal Balance, and the Overcollateralization Amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 18.75%.

                         The Class B-1 Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class A Principal Balance, the Class M-1 Principal Balance and the Class M-2 Principal Balance have been reduced to zero or (ii) the Class B Distribution Test is satisfied.

                         The Class B Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance, the Class M-1 Principal Balance and the Class M-2 Principal Balance have not yet been reduced to zero and the Class B Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the sum of the Class B Principal Balance and the Overcollateralization Amount as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the
                         Class M-1 Principal Balance, if any, (iii) the Class M-2 Principal Balance, if any, and (iv) the sum of the Class B Principal Balance and the Overcollateralization Amount, all as of such Remittance Date.

                         The Class B Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after September 2004; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 5.00%; (iii) the Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.75%; (v) the Class B Principal Balance plus the Overcollateralization amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 12.75%; and (vi) the Class B Principal Balance must not be less than $25,000,000.

PURCHASE OPTION;
AUCTION SALE             Commencing on the first Remittance Date when the
                         aggregate scheduled principal balance of the contracts is less than or equal to 20% of the aggregate Cut-off
                         Date principal balance of the contracts, the holder of the Class C Subsidiary Certificate (see "Other
                         Certificates" herein) will have the right to purchase all of the outstanding contracts, at a price sufficient to pay the aggregate unpaid principal balance of the certificates and all accrued and unpaid interest thereon.

                                    If the holder of the Class C Subsidiary
                                    Certificate does not exercise this purchase option, then on the next Remittance Date the trustee will begin an auction process to sell the contracts and the other trust assets at the highest possible price, but the trustee cannot sell the trust assets and liquidate the trust unless the proceeds of such sale are sufficient to pay the aggregate unpaid principal balance of the certificates and all accrued and unpaid interest thereon. If the first auction of the trust property is not successful because the highest bid received was not sufficient to pay the amount set forth in the previous sentence, then on each Remittance Date thereafter all of the Amount Available remaining after payments of interest and principal due on all Certificates and payment of the monthly Servicing Fee will be used to make additional payments of principal to the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates pro rata based on the then outstanding principal balance of such Certificates. In addition, the trustee will continue to conduct an auction of the contracts every third month thereafter, until an acceptable bid is received for the trust property. The Class C Subsidiary Certificateholder's purchase option will expire upon the trustee's acceptance of a qualifying bid.

CLASS B-2 INTEREST:                 Interest on the outstanding Class B-2
                                    Principal Balance will accrue from the
                                    Closing Date, or from the most recent
                                    Remittance Date on which interest has been paid to but excluding the following
                                    Remittance Date.

                                    To the extent of the remaining Amount
                                    Available, if any, for a Remittance Date after payment of all interest and principal then payable on the Class A, Class M-1, Class M-2 and Class B-1 Certificates, interest will be paid to the Class B-2 Certificateholders on such Remittance Date at the Class B-2 Remittance Rate on the then outstanding Class B-2 Principal Balance. The Class B-2 Principal Balance is the Original Class B-2 Principal Balance less all amounts previously distributed to the Class B-2 Certificateholders on account of principal.

                                    In the event that, on a particular
                                    Remittance Date, the remaining Amount
                                    Available in the Certificate Account is not sufficient to make a full distribution of interest to the Class B-2
                                    Certificateholders, the amount of the
                                    deficiency will be carried forward as an amount that the Class B-2 Certificateholders are entitled to receive on the next Remittance Date. Any amount so carried forward will, to the extent legally permissible, bear interest at the Class B-2 Remittance Rate.

CLASS B-2 PRINCIPAL:                The Class B-2 Certificateholders will be
                                    entitled to receive principal on each
                                    Remittance Date on which (i) the Class B-1
                                    Principal Balance has been reduced to zero and (ii) the Class B Distribution Test is satisfied; provided, however, that if the Class A Principal Balance, the Class M-1
                                    Principal Balance, the Class M-2 Principal
                                    Balance and the Class B-1 Principal Balance have been reduced to zero, the Class B-2
                                    Certificateholders will nevertheless be
                                    entitled to receive principal. See
                                    "Description of the Certificates--Class B-2
                                    Principal" in the Prospectus Supplement.

                                    On each Remittance Date on which the Class
                                    B-2 Certificateholders are entitled to
                                    receive principal, the Class B Percentage of the Formula Principal Distribution Amount will be distributed, to the extent of the remaining Amount Available after payment of interest on the Class B-2 Certificates, to the Class B-2 Certificateholders until the Class B-2 Principal Balance has been reduced to zero.

LOSSES ON LIQUIDATED
CONTRACTS:                          If Net Liquidation Proceeds from Liquidated
                                    Contracts in the respective collection
                                    period are less than the Scheduled Principal
                                    Balance of such Liquidated Contracts, the shortfall amount will be absorbed by the Class B-3I Certificateholders, then the
                                    Monthly Servicing Fee (as long as Conseco
                                    Finance Corp. is the Servicer), then the

                                    Overcollateralization Amount, then the Class
                                    B-2 Certificateholders, then the Class B-1
                                    Certificateholders, then the Class M-2
                                    Certificateholders and then the Class M-1
                                    Certificateholders, since a portion of the Amount Available equal to such shortfall and otherwise distributable to them will be paid to the Class A Certificateholders.



                  MANUFACTURED HOUSING CONTRACT CHARACTERISTICS

     The information presented below relates to the Initial Contracts, which will represent approximately 71% of the Contract Pool. Although the characteristics of the Additional Contracts or the Subsequent Contracts will differ from the characteristics of the Initial Contracts shown below, Conseco Finance Corp. does not expect that the characteristics of the Additional or Subsequent Contracts sold to the Trust will vary materially from the information concerning the Initial Contracts herein.

           THE INITIAL CONTRACT POOL AS OF THE CUT-OFF DATE

           ---------------------------------------------------
           Number of Contracts:                        19,324
           Wgt. Avg. Contract Rate:                    11.352%
           Range of Rates:                    4.500% - 20.250%
           Wgt. Avg. Orig. Maturity:                324 months
           Wgt. Avg. Rem. Maturity:                 323 months
           Avg. Current Balance:                   $45,697.59
           Wgt. Avg. LTV:                               87.67%
           New/Used:                           66.16% / 33.84%
           Park/Private:                       28.14% / 71.86%
           Single/Double:                      26.49% / 73.51%
           Conventional:                                50.26%
           Land/Home:                                   49.72%
           FHA/VA:                                       0.02%
           ----------------------------------------------------

                    YEARS OF ORIGINATION OF INITIAL CONTRACTS

-------------------------------------------------------------------------------------------------------
                    Number of        Aggregate Principal         % of Contracts by Outstanding
Origination      Contracts as of     Balance Outstanding        Principal Balance as of the
   Year         the Cut-Off Date    as of the Cut-Off Date          Cut-Off Date
-------------------------------------------------------------------------------------------------------
    1981                   3                $16,466.93                          *
    1983                   1                 11,975.09                          *
    1984                   4                 64,586.59                          0.01
    1985                   1                  1,629.86                          *
    1986                  13                 53,494.98                          0.01
    1987                  31                237,265.46                          0.03
    1988                  42                534,350.28                          0.06
    1989                   9                 87,708.41                          0.01
    1990                   2                 30,170.62                          *
    1991                  11                136,030.54                          0.02
    1992                  17                192,675.61                          0.02
    1993                   1                  5,003.49                          *
    1994                   2                 65,911.60                          0.01
    1995                   7                 96,797.61                          0.01
    1996                   3                 91,517.40                          0.01
    1997                   5                 61,990.50                          0.01
    1998                  28              1,649,121.93                          0.19
    1999               1,156             94,282,644.93                         10.68
    2000              17,988            785,440,880.47                         88.95
-------------------------------------------------------------------------------------------------------
   Total:             19,324           $883,060,222.30                        100.00%
-------------------------------------------------------------------------------------------------------

*   Indicates an amount greater than 0.00% but less than 0.005%.
(1) Percentages may not add to 100% due to rounding.

              GEOGRAPHIC DISTRIBUTION OF INITIAL CONTRACT OBLIGORS

-------------------------------------------------------------------------------------------------------------------
                                 Number of           Aggregate Principal               % of Contracts by
                              Contracts as of     Balance Outstanding as of      Outstanding Principal Balance
States                        the Cut-Off Date         the Cut-Off Date              as of the Cut-Off Date
-------------------------------------------------------------------------------------------------------------------
Alabama                                990               $29,961,683.55                         3.39%
Arizona                                495                28,479,756.10                         3.23
Arkansas                               344                10,765,992.30                         1.22
California                             900                45,780,259.07                         5.18
Colorado                               455                25,910,642.40                         2.93
Connecticut                             15                   470,966.38                         0.05
Delaware                               106                 5,653,276.36                         0.64
District Of Columbia                     2                   144,397.85                         0.02
Florida                                850                40,320,959.37                         4.57
Georgia                                751                33,034,591.19                         3.74
Idaho                                  108                 6,777,679.15                         0.77
Illinois                               309                 9,769,744.09                         1.11
Indiana                                859                46,895,853.50                         5.31
Iowa                                   268                 8,107,244.79                         0.92
Kansas                                 180                 5,671,162.60                         0.64
Kentucky                               705                35,057,008.76                         3.97
Louisiana                              355                11,904,552.49                         1.35
Maine                                  210                12,145,829.20                         1.38
Maryland                                65                 2,107,359.76                         0.24
Massachusetts                           27                 1,077,829.43                         0.12
Michigan                             1,132                55,498,686.23                         6.28
Minnesota                              256                 6,773,608.99                         0.77
Mississippi                            374                13,452,555.50                         1.52
Missouri                               448                14,482,289.53                         1.64
Montana                                133                 6,153,435.42                         0.70
Nebraska                                82                 2,557,057.44                         0.29
Nevada                                 259                16,215,910.71                         1.84
New Hampshire                          193                 9,556,184.44                         1.08
New Jersey                              13                   486,280.60                         0.06
New Mexico                             269                10,970,902.01                         1.24
New York                               495                23,600,791.59                         2.67
North Carolina                       1,216                67,201,445.29                         7.61
North Dakota                            80                 2,553,906.16                         0.29
Ohio                                   587                26,567,174.35                         3.01
Oklahoma                               346                12,033,499.08                         1.36
Oregon                                 261                19,569,244.45                         2.22
Pennsylvania                           528                23,220,663.64                         2.63
Rhode Island                            10                   238,081.85                         0.03
South Carolina                         673                25,823,942.39                         2.92
South Dakota                           186                 6,543,954.53                         0.74
Tennessee                              610                25,642,624.92                         2.90
Texas                                1,593                65,548,096.68                         7.42
Utah                                   110                 6,037,894.69                         0.68
Vermont                                 74                 4,359,213.12                         0.49
Virginia                               355                17,245,644.84                         1.95
Washington                             459                35,964,742.00                         4.07
West Virginia                          242                10,070,466.09                         1.14
Wisconsin                              226                 7,807,167.53                         0.88
Wyoming                                120                 6,847,969.89                         0.78
-------------------------------------------------------------------------------------------------------------------
      Total:                        19,324              $883,060,222.30                       100.00%
-------------------------------------------------------------------------------------------------------------------

*   Indicates an amount greater than 0.00% but less than 0.005%.
(1)   Percentages may not add to 100% due to rounding.

                DISTRIBUTION OF ORIGINAL INITIAL CONTRACT AMOUNTS

        ----------------------------------------------------------------------------------------------------------------
                                          Number of          Aggregate Principal               % of Contracts by
            Original Contract          Contracts as of     Balance Outstanding as       Outstanding Principal Balance
            Amount (in Dollars)       the Cut-Off Date       of the Cut-Off Date             as of the Cut-Off Date
        ----------------------------------------------------------------------------------------------------------------
            3,090.68 -     9,999.99           851               $6,557,707.90                        0.74%
           10,000.00 -    19,999.99         3,078               46,303,837.13                        5.24
           20,000.00 -    29,999.99         3,846               95,282,950.61                       10.79
           30,000.00 -    39,999.99         2,783               95,995,047.41                       10.87
           40,000.00 -    49,999.99         1,873               83,531,294.96                        9.46
           50,000.00 -    59,999.99         1,544               84,731,878.58                        9.60
           60,000.00 -    69,999.99         1,403               90,845,947.10                       10.29
           70,000.00 -    79,999.99         1,026               76,812,450.44                        8.70
           80,000.00 -    89,999.99           899               76,055,930.30                        8.61
           90,000.00 -    99,999.99           644               60,991,687.02                        6.91
          100,000.00 -   109,999.99           506               52,910,869.16                        5.99
          110,000.00 -   119,999.99           352               40,299,262.83                        4.56
          120,000.00 -   129,999.99           210               26,156,462.10                        2.96
          130,000.00 -   139,999.99           117               15,706,059.12                        1.78
          140,000.00 -   149,999.99            81               11,730,401.72                        1.33
          150,000.00 -   159,999.99            39                6,041,375.71                        0.68
          160,000.00 -   169,999.99            23                3,763,422.95                        0.43
          170,000.00 -   179,999.99            20                3,478,652.51                        0.39
          180,000.00 -   189,999.99            11                2,023,535.22                        0.23
          190,000.00 -   199,999.99             6                1,175,743.70                        0.13
          200,000.00 -   209,999.99             3                  615,323.19                        0.07
          210,000.00 -   219,999.99             3                  645,046.19                        0.07
          220,000.00 -   229,999.99             4                  901,405.63                        0.10
          230,000.00 -   239,999.99             1                  235,795.54                        0.03
          260,000.00 -   268,135.28             1                  268,135.28                        0.03
        ----------------------------------------------------------------------------------------------------------------
                  Total:                   19,324             $883,060,222.30                      100.00%
        ----------------------------------------------------------------------------------------------------------------

          *   Indicates an amount greater than 0.00% but less than 0.005%.
          (1)   Percentages may not add to 100% due to rounding.

                       CONTRACT RATE OF INITIAL CONTRACTS

          --------------------------------------------------------------------------------------------------------------
                                          Number of          Aggregate Principal          % of Contracts by Outstanding
                                       Contracts as of    Balance Outstanding as of       Principal Balance as of the
          Contract Rate               the Cut-Off Date         the Cut-Off Date                  Cut-Off Date
          --------------------------------------------------------------------------------------------------------------
               4.000  -  4.999                  1                  $172,822.55                       0.02%
               5.000  -  5.999                  4                   501,668.23                       0.06
               6.000  -  6.999                 28                 3,027,752.72                       0.34
               7.000  -  7.999                634                55,718,214.92                       6.31
               8.000  -  8.999              2,390               207,384,584.67                      23.48
               9.000  -  9.999              1,354               112,459,518.26                      12.74
              10.000  -  10.999               948                63,876,528.81                       7.23
              11.000  -  11.999             1,457                78,453,284.95                       8.88
              12.000  -  12.999             1,855                78,867,938.82                       8.93
              13.000  -  13.999             3,262                92,841,380.28                      10.51
              14.000  -  14.999             2,818                75,291,261.40                       8.53
              15.000  -  15.999               917                25,257,446.80                       2.86
              16.000  -  16.999             1,437                38,659,175.93                       4.38
              17.000  -  17.999             1,622                35,985,883.04                       4.08
              18.000  -  18.999               546                13,596,924.85                       1.54
              19.000  -  19.999                45                   865,013.62                       0.10
              20.000  -  20.999                 6                   100,822.45                       0.01
          --------------------------------------------------------------------------------------------------------------
                   Total:                  19,324              $883,060,222.30                     100.00%
          --------------------------------------------------------------------------------------------------------------

          (1)   Percentages may not add to 100% due to rounding.


      DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF INITIAL CONTRACTS

          -----------------------------------------------------------------------------------------------------------------
                                          Number of           Aggregate Principal           % of Contracts by Outstanding
                Loan to Value          Contracts as of     Balance Outstanding as of             Principal Balance
                    Ratio             the Cut-Off Date         the Cut-Off Date                as of the Cut-Off Date
          -----------------------------------------------------------------------------------------------------------------
                 0.01  -  5.00                  6                   $412,376.98                        0.05%
                 5.01  -  10.00                 6                    472,641.91                        0.05
                10.01  -  15.00                13                    345,114.57                        0.04
                15.01  -  20.00                16                    756,760.99                        0.09
                20.01  -  25.00                17                    415,547.34                        0.05
                25.01  -  30.00                52                  1,652,288.86                        0.19
                30.01  -  35.00                59                  1,822,335.45                        0.21
                35.01  -  40.00                62                  2,153,952.98                        0.24
                40.01  -  45.00                83                  3,073,061.14                        0.35
                45.01  -  50.00               145                  5,767,612.50                        0.65
                50.01  -  55.00               132                  5,655,918.85                        0.64
                55.01  -  60.00               207                  8,237,123.65                        0.93
                60.01  -  65.00               237                 12,548,366.10                        1.42
                65.01  -  70.00               376                 19,110,291.86                        2.16
                70.01  -  75.00               510                 28,873,740.09                        3.27
                75.01  -  80.00             1,519                 75,145,078.72                        8.51
                80.01  -  85.00             1,349                 72,027,341.83                        8.16
                85.01  -  90.00             4,628                243,551,194.75                       27.58
                90.01  -  95.00             6,065                284,081,500.08                       32.17
                95.01  -  100.00            3,842                116,957,973.65                       13.24
          -----------------------------------------------------------------------------------------------------------------
                   Total:                  19,324               $883,060,222.30                      100.00%
          -----------------------------------------------------------------------------------------------------------------

          (1)   Percentages may not add to 100% due to rounding.

                REMAINING MONTHS TO MATURITY OF INITIAL CONTRACTS

          --------------------------------------------------------------------------------------------------------------
                                    Number of Contracts      Aggregate Principal          % of Contracts by Outstanding
          Months Remaining           as of the Cut-Off    Balance Outstanding as of            Principal Balance
                                           Date                the Cut-Off Date              as of the Cut-Off Date
          --------------------------------------------------------------------------------------------------------------
                  5  -   30                    49                  $226,660.04                       0.03%
                 31  -   60                   588                 5,738,358.24                       0.65
                 61  -   90                   334                 4,356,816.07                       0.49
                 91  -   120                1,772                27,230,807.81                       3.08
                121  -   150                  244                 4,906,544.21                       0.56
                151  -   180                2,170                48,580,638.74                       5.50
                181  -   210                    6                   162,794.88                       0.02
                211  -   240                2,442                70,341,278.88                       7.97
                241  -   270                    2                   103,875.83                       0.01
                271  -   300                1,955                69,373,441.89                       7.86
                301  -   330                    3                   136,465.53                       0.02
                331  -   360                9,759               651,902,540.18                      73.82
          --------------------------------------------------------------------------------------------------------------
                  Total:                   19,324              $883,060,222.30                     100.00%
          --------------------------------------------------------------------------------------------------------------

          *   Indicates an amount greater than 0.00% but less than 0.005%.
          (1) Percentages may not add to 100% due to rounding

                            PREPAYMENT SENSITIVITIES

                         75% MHP               125% MHP             175% MHP             250% MHP              300% MHP
                       WAL/Maturity          WAL/Maturity         WAL/Maturity         WAL/Maturity          WAL/Maturity
                    -----------------     -----------------    -----------------     -----------------     ----------------
To Call
A-1                  1.67     02/2004      1.16     01/2003     0.90     07/2002      0.68     01/2002     0.58     11/2001
A-2                  4.17     07/2005      2.87     01/2004     2.21     03/2003      1.67     08/2002     1.43     05/2002
A-3                  5.99     10/2007      4.11     07/2005     3.13     05/2004      2.33     05/2003     2.01     01/2003
A-4                  9.57     12/2012      6.70     05/2009     4.99     03/2007      3.46     12/2004     2.94     03/2004
A-5                 14.00     07/2016     10.07     04/2012     7.61     06/2009      5.13     09/2006     4.08     06/2005
A-6                 19.60     05/2021     14.99     09/2016    11.71     04/2013      8.51     01/2010     7.03     07/2008
M-1                 15.46     05/2021     11.49     09/2016     9.14     04/2013      7.43     01/2010     6.63     07/2008
M-2                 15.46     05/2021     11.49     09/2016     9.14     04/2013      7.43     01/2010     6.63     07/2008
B-1                  9.93     09/2013      6.92     11/2009     5.58     01/2008      5.13     02/2007     4.94     09/2006
B-2                 18.14     05/2021     13.71     09/2016    10.84     04/2013      8.46     01/2010     7.38     07/2008

To Maturity
A-6                 21.41     02/2028     17.08     01/2025    13.62     06/2021      9.96     10/2016     8.26     07/2014
M-1                 16.11     07/2027     12.14     09/2022     9.79     03/2019      8.17     01/2016     7.44     07/2014
M-2                 16.11     07/2027     12.14     09/2022     9.79     03/2019      8.17     01/2016     7.44     07/2014
B-2                 20.13     07/2027     15.58     09/2022    12.72     03/2019     10.43     01/2016     9.41     07/2014

(1) The following are the assumed characteristics of the Additional and Subsequent Contracts as of the Cut-off Date.

                                        Additional Contracts

                     Aggregate Principal        Wtd. Avg.           Wtd. Avg.           Wtd. Avg.
       Pool ID       Balance Outstanding      Original Term      Remaining Term       Contract Rate
     -------------------------------------------------------------------------------------------------
          1            $ 2,315,082.75              109                 109               14.640%
          2              3,297,431.22              177                 177               14.211
          3              4,346,505.49              240                 240               14.376
          4              4,283,207.01              300                 300               14.187
          5             40,197,551.23              360                 360               10.299
     -------------------------------------------------------------------------------------------------
        Total:         $54,439,777.70              324                 324               10.852%
     -------------------------------------------------------------------------------------------------

                                        Subsequent Contracts

                    Aggregate Principal         Wtd. Avg.          Wtd. Avg.           Wtd. Avg.
       Pool ID      Balance Outstanding       Original Term     Remaining Term       Contract Rate
     --------------------------------------------------------------------------------------------------
          6           $ 13,289,241.64              109                109                14.640%
          7             18,928,204.72              177                177                14.211
          8             24,950,193.08              240                240                14.376
          9             24,586,841.58              300                300                14.187
         10            230,745,518.98              360                360                10.299
     --------------------------------------------------------------------------------------------------
       Total:         $312,500,000.00              324                324                11.352%
     --------------------------------------------------------------------------------------------------

     The attached tables and other statistical analyses (the "Term Sheet") are privileged and confidential and are intended for use by the addressee only. This Term Sheet is furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch nor the issuer of the securities or any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be subsequently filed with the Securities and Exchange Commission. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

     Numerous assumptions were used in preparing the Term Sheet which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Term Sheet in any particular context; or as to whether the Term Sheet and/or the assumptions upon which it is based reflect present market conditions or future market performance. This Term Sheet should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

     Any yields or weighted average lives shown in the Term Sheet are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Term Sheet. Furthermore, unless otherwise provided, the Term Sheet assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Term Sheet due to differences between the actual underlying assets and the hypothetical assets used in preparing the Term Sheet. The principal amount and designation of any security described in the Term Sheet are subject to change prior to issuance.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall
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in which such offer, solicitations or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus
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this Term Sheet will be superseded by the information in the final prospectus and prospectus supplement. A final prospectus and prospectus supplement may be
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     Please be advised that asset-backed securities may not be appropriate for
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                                       16